UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934




 Date of report (Date of earliest event reported):  September 23, 2003


               ----------------------------------------


                       LASALLE HOTEL PROPERTIES
        (Exact name of registrant as specified in its charter)


               ----------------------------------------




   Maryland                     1-14045             36-4219376
----------------           -----------------     ------------------
(State or other            (Commission File      (IRS Employer
jurisdiction of                 Number)          Identification No.)
incorporation or
organization)




                         4800 Montgomery Lane
                               Suite M25
                          Bethesda, MD  20814
               ----------------------------------------
               (Address of principal executive offices)




  Registrant's telephone number, including area code:  (301) 941-1500




                            Not Applicable
     ------------------------------------------------------------
     (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits

           The following exhibit is included with this Report:

           Exhibit 23.1     Consent of Altschuler, Melvoin and
                            Glasser, LLP

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LASALLE HOTEL PROPERTIES



Dated: September 24, 2003         BY:  /s/ HANS WEGER
                                       ------------------------------
                                       Hans Weger
                                       Executive Vice President,
                                       Treasurer and
                                       Chief Financial Officer

                             EXHIBIT INDEX
                             -------------


Exhibit
Number     Description
-------    -----------

 23.1      Consent of Altschuler, Melvoin and Glasser, LLP